American Beacon Flexible Bond Fund

Supplement Dated January 31, 2012
To the Prospectus dated December 30, 2011

The information below supplements the Prospectus dated December 30, 2011, and is in addition to any other supplements.

In the “Fees and Expenses of the Fund” section, the Annual Fund Operating Expenses table is replaced with the following table:

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	A	C	Y	Institutional	Investor
Management fees	0.63%	0.63%	0.63%	0.63%	0.63%
Distribution and/or service (12b-1) fees	0.25%	1.00%	0.00%	0.00%	0.00%
Other expenses1	0.97%	0.97%	0.82%	0.72%	1.10%
Acquired fund fees and expenses	0.01%	0.00%	0.01%	0.01%	0.01%
Total annual fund operating expenses	1.86%	2.60%	1.46%	1.36%	1.74%
Expense waiver and reimbursement	0.47%	0.46%	0.47%	0.46%	0.47%
Total fund operating expenses after expense waiver and reimbursement2	1.39%	2.14%	0.99%	0.90%	1.27%

(1)	Based on estimated expenses for the fiscal year ending August 31, 2012.
(2)
The Manager has contractually agreed to waive and/or reimburse the A Class, C Class, Y Class, Institutional Class and Investor Class of the Fund for Distribution Fees and Other Expenses, as applicable through December 31, 2012 to the extent that Total Annual Fund Operating Expenses exceed 1.39% for the A Class, 2.14% for the C Class, 0.99% for the Y Class, 0.90% for the Institutional Class, and 1.27% for the Investor Class (excluding taxes, brokerage commissions, acquired fund fees and expenses and other extraordinary expenses such as litigation).  The contractual expense arrangement can be changed by approval of a majority of the Fund’s Board of Trustees.  The Manager can be reimbursed by the Fund for any contractual or voluntary fee reductions or expense reimbursements if reimbursement to the Manager (a) occurs within three years after the Manager’s own reduction or reimbursement and (b) does not cause the Total Annual Fund Operating Expenses of a class to exceed the percentage limit contractually agreed.

In the “Fees and Expenses of the Fund” section, the Example table is replaced with the following table:

Share classes	1 year	3 years
A	$610	$988
C	$317	$765
Y	$101	$416
Institutional	$92	$385
Investor	$129	$501

Assuming no redemption of shares:

Share class	1 year	3 years
C	$217	$765

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE